FOR RELEASE ON: November 1, 2023

CONTACT:    Robert Barry, VP - Investor Relations
        608-361-7530
        robert.barry@regalrexnord.com

REGAL REXNORD REPORTS THIRD QUARTER 2023 FINANCIAL RESULTS, INCLUDING STRONG FREE CASH FLOW

MILWAUKEE, WI - Regal Rexnord Corporation (NYSE: RRX)

•Strong Free Cash Flow* Of $161.5 Million
•Paid Down $185 Million Of Gross Debt In The Quarter; Net Debt To Normalized Adjusted EBITDA* Is 3.86
•Reached An Agreement To Sell Our Industrial Motors & Generators Businesses For $400 Million
•Sales Up 24.5% Versus PY, Or Down 8.5% On A Pro Forma Organic Basis
•GAAP Net Income Decreased $260.5 Million Versus PY To $(138.6) Million, Including Non-Cash Impairment Charges Of $173.7 Million
•Adjusted EBITDA Margin Of 20.6% Is Down 10bps Versus PY On A Pro Forma Basis, Equating To A Deleverage Rate Of 22.1%, As Synergies, 80/20 Actions And Positive Price/Cost Offset Volume & Mix Headwinds
•GAAP Diluted EPS Of $(2.10) And Adjusted Diluted EPS* Of $2.10
•Now Expect Full Year GAAP Diluted EPS In A Range Of $(1.07) To $(0.87) And Adjusted Diluted EPS* In A Range Of $9.05 To $9.25 Versus $10.20 To $10.60 Previously. The Reduction In Adjusted Diluted EPS Primarily Factors Weaker Global Industrial Markets
•Reiterating Expectation For Free Cash Flow To Exceed $650 Million In 2023

CEO Louis Pinkham commented, “Our performance in the third quarter may best be summarized on two fronts. The first was another quarter of strong free cash flow and successfully reaching an agreement to sell our Industrial Motors and Generators businesses. The second was facing more challenging end market headwinds and higher-than-targeted manufacturing costs, which caused us to fall short of our guidance expectations. During third quarter, we proactively decided to incur higher costs in our IPS segment to minimize customer impacts as we move through a peak period of plant moves and closures related to our PMC synergies. Our synergy timeline and targets remain unchanged."

Mr. Pinkham further explained, "Even in the face of some heightened near-term market challenges, our Regal Rexnord team continued to execute at a high level. As an enterprise, we held our adjusted pro forma EBITDA margin roughly flat versus prior year, on lower sales. Regal Rexnord also generated $162 million of free cash flow in the quarter, keeping us on track to hit our 2023 cash flow target of 'at least $650 million' and enabling us to pay down $185 million of debt. Also in the quarter, we reached an agreement to sell our Industrial Motors and Generators businesses, which we expect to be mix accretive to our enterprise gross and adjusted EBITDA margins by over 100 basis points, and provide proceeds to accelerate debt pay down. We also expect the transaction to provide a great home for our Industrial team to excel in the future."

Mr. Pinkham concluded, “All in all, Regal Rexnord's future remains undeniably bright, defined by the significant value creation opportunities under our control. Free cash flow is strong, and is on track to rise meaningfully in the coming years, which should allow us to quickly pay down our debt and benefit from reduced interest expense. We continue to believe we have a clear path to ~40% gross margins and 25% adjusted EBITDA margins, which is largely volume independent. We are executing many strategies to accelerate profitable growth, including a robust pipeline of new products, and numerous commercial initiatives. And given our portfolio has nearly 40% exposure to secular growth end markets, including aerospace & defense, data center, medical and food & beverage, and nearly 50% exposure when including residential HVAC, we are well positioned to benefit from a host of secular demand drivers. In short, we believe we have many credible value creation opportunities for our key stakeholders for many years to come.”

Guidance
*Non-GAAP Financial Measurement, See Appendix for Reconciliation

The Company's 2023 annual guidance for GAAP diluted (loss) earnings per share is now expected to be in a range of $(1.07) to $(0.87), compared to $2.69 to $3.09 previously. The Company's 2023 annual guidance for adjusted diluted earnings per share is now expected to be in a range of $9.05 to $9.25, compared to $10.20 to $10.60 previously. The revision to the Company's adjusted diluted EPS outlook primarily factors weaker global industrial markets, including in Europe and China. The revised outlook also factors a proactive decision made in the third quarter to incur temporarily higher costs in the IPS segment to maintain customer service levels during a peak period of footprint changes related to PMC cost synergies.

Segment Performance

All prior periods identified in this release have been recast to reflect the new segment structure established at first quarter 2023 related to closing the Altra acquisition, and provide comparison to the comparable period.

Third quarter 2023 segment results versus the prior year are summarized below:

•Automation & Motion Control net sales were $419.8 million, an increase of 118.0% or flat on a pro forma organic basis*. Results reflect the Altra acquisition plus strength in the data center, aerospace & defense and medical markets, offset by weakness in global factory automation. Adjusted EBITDA margin was 24.0% of adjusted net sales*.

•Industrial Powertrain Solutions segment net sales were $640.7 million, an increase of 54.2% or a decrease of 3.7% on a pro forma organic basis. Results reflect the Altra acquisition, plus strength in energy and metals & mining markets, net of weakness in the global general industrial and agriculture markets. Adjusted EBITDA margin was 21.7% of adjusted net sales. Third quarter performance includes approximately $10 Million of temporary costs aimed at ensuring high customer service levels during a period of footprint changes related to PMC cost synergies.

•Power Efficiency Solutions net sales were $461.3 million, a decrease of 18.9% or a decrease of 19.1% on an organic basis. The decline reflects continued weakness in N.A. residential HVAC markets, weakness in China, and channel destocking in the U.S. general commercial market. Adjusted EBITDA margin was 19.7% of adjusted net sales.

•Industrial Systems net sales were $128.0 million, a decrease of 13.5% or a decrease of 13.2% on an organic basis. Results reflect weak global industrial markets, particularly in China, along with North America industrial distributor destocking activity. Adjusted EBITDA margin was 7.2% of adjusted net sales.

Conference Call

Regal Rexnord will hold a conference call to discuss this earnings release at 9:00 AM CT (10:00 AM ET) on Thursday, November 2, 2023. To listen to the live audio and view the presentation during the call, please visit Regal Rexnord’s Investor website: https://investors.regalrexnord.com. To listen by phone or to ask the presenters a question, dial 1.877.264.6786 (U.S. callers) or +1.412.317.5177 (international callers) and enter 0006739# when prompted.

A webcast replay will be available at the link above, and a telephone replay will be available at 1.877.344.7529 (U.S. callers) or +1.412.317.0088 (international callers), using a replay access code of 5146574#. Both replays will be accessible for three months after the earnings call.

About Regal Rexnord

Regal Rexnord Corporation is a global leader in the engineering and manufacturing of factory automation sub-systems, industrial powertrain solutions, automation and mechanical power transmission components, electric motors and electronic controls, air moving products, and specialty electrical components and systems.

Through longstanding technology leadership and an intentional focus on producing more socially conscious and environmentally-friendly products and sub-systems, the Company is regularly addressing increasingly relevant secular demands of customers in the medical, alternative energy, aerospace, food & beverage, general industrial and warehouse/intralogistics end markets, among others. In short, Regal Rexnord’s 36,000 associates around the world are proud to be working each day towards fulfilling the Company’s purpose – helping create a better tomorrow – for its customers and for the planet.

Regal Rexnord is comprised of four operating segments: Automation & Motion Control, Industrial Powertrain Solutions, Power Efficiency Solutions and Industrial Systems. Regal Rexnord is headquartered in Milwaukee, Wisconsin and has manufacturing, sales and service facilities worldwide. For more information, visit RegalRexnord.com.

Forward Looking Statements

This release contains forward-looking statements, within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, which reflect Regal Rexnord’s current estimates, expectations and projections about Regal Rexnord’s future results, performance, prospects and opportunities. Such forward-looking statements may include, among other things, statements about the acquisition of Altra Industrial Motion Corp. (“Altra”), the benefits and synergies of the acquisition of Altra (the "Altra Transaction"), future opportunities for Regal Rexnord and any other statements regarding Regal Rexnord’s future operations, anticipated economic activity, business levels, credit ratings, future earnings, planned activities, anticipated growth, market opportunities, strategies, competition and other expectations and estimates for future periods. Forward-looking statements include statements that are not historical facts and can be identified by forward-looking words such as “anticipate,” “believe,” “confident,” “estimate,” “expect,” “intend,” “plan,” “may,” “will,” “project,” “forecast,” “would,” “could,” “should,” and similar expressions. These forward-looking statements are based upon information currently available to Regal Rexnord and are subject to a number of risks, uncertainties, and other factors that could cause Regal Rexnord's performance, prospects or opportunities to differ materially from those expressed in, or implied by, these forward-looking statements. Important factors that could cause Regal Rexnord’s actual results to differ materially from the results referred to in the forward-looking statements Regal Rexnord makes in this release include: Regal Rexnord’s substantial indebtedness as a result of the Altra Transaction and the effects of such indebtedness on Regal Rexnord's financial flexibility; after the Altra Transaction; Regal Rexnord’s ability to achieve its objectives on reducing its indebtedness on the desired timeline; dependence on key suppliers and the potential effects of supply disruptions; fluctuations in commodity prices and raw material costs; any unforeseen changes to or the effects on liabilities, future capital expenditures, revenue, expenses, synergies, indebtedness, financial condition, losses and future prospects; the possibility that Regal Rexnord may be unable to achieve expected benefits, synergies and operating efficiencies in connection with the Altra Transaction, and the merger with the Rexnord Process & Motion Control business (the “Rexnord PMC business”) within the expected time-frames or at all and to successfully integrate Altra and the Rexnord PMC business; expected or targeted future financial and operating performance and results; operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) being greater than expected following the Altra Transaction or our merger with the Rexnord PMC business; Regal Rexnord’s ability to retain key executives and employees; the continued financial and operational impacts of and uncertainties relating to the COVID-19 pandemic on customers and suppliers and the geographies in which they operate; uncertainties regarding the ability to execute restructuring plans within expected costs and timing; challenges to the tax treatment that was elected with respect to the merger with the Rexnord PMC business and related transactions; requirements to abide by potentially significant restrictions with respect to the tax treatment of the merger with the Rexnord PMC business which could limit Regal Rexnord’s ability to undertake certain corporate actions that otherwise could be advantageous; actions taken by competitors and their ability to effectively compete in the increasingly competitive global electric motor, drives and controls, power generation and power transmission industries; the ability to develop new products based on technological innovation, such as the Internet of Things, and marketplace acceptance of new and existing products, including products related to technology not yet adopted or utilized in geographic locations in which Regal Rexnord does business; dependence on significant customers; seasonal impact on sales of products into HVAC systems and other residential applications; risks associated with climate change and uncertainty regarding our ability to deliver on our climate commitments and/or to meet related investor, customer and other third party expectations relating to our sustainability efforts; risks associated with global manufacturing, including risks associated with public health crises and political, societal or economic instability, including instability caused by the conflict between Russia and Ukraine; issues and costs arising from the integration of acquired companies and businesses and the timing and impact of purchase accounting adjustments; prolonged declines in one or more markets, such as heating, ventilation, air conditioning, refrigeration, power generation, oil and gas, unit material handling, water heating and aerospace; economic changes in global markets, such as reduced demand for products, currency exchange rates, inflation rates, interest rates, banking crises, recession, government policies, including policy changes affecting taxation, trade, tariffs, immigration, customs, border actions and the like, and other external factors that Regal Rexnord cannot control; product liability, asbestos and other litigation, or claims by end users, government agencies or others that products or customers’ applications failed to perform as anticipated, particularly in high volume applications or where such failures are alleged to be the cause of property or casualty claims; unanticipated liabilities of acquired businesses; unanticipated adverse effects or liabilities from business exits or divestitures, including in connection with our proposed sale of the industrial motors and generators businesses that comprise a majority of our Industrial Systems operating segment; Regal Rexnord's ability to identify and execute on future M&A opportunities, including significant M&A transactions; the impact of any such M&A transactions on Regal Rexnord's results, operations and financial condition, including the impact from costs to execute and finance any such transactions; unanticipated costs or expenses that may be incurred related to product warranty issues; infringement of intellectual property by third parties, challenges to intellectual property, and claims of infringement on third party technologies; effects on earnings of any significant impairment of goodwill; losses from failures, breaches, attacks or disclosures involving information technology infrastructure and data; costs and unanticipated liabilities arising from rapidly evolving data privacy laws and regulations; cyclical downturns affecting the global market for capital goods; and other risks and uncertainties including, but not limited, to those described in Regal Rexnord's Annual Report on Form 10-K on file with the Securities and Exchange Commission (the "SEC") and from time to time in other filed reports including Regal Rexnord's Quarterly Reports on Form 10-Q. For a more detailed description of the risk factors associated with Regal Rexnord, please refer to Part I, Item 1A - Risk Factors in Regal Rexnord’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 on file with the SEC and subsequent SEC filings. Shareholders, potential investors, and other readers are urged to consider these factors in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements included in this release are made only as of the date of this release and Regal Rexnord undertakes no obligation to update any forward-looking information contained in this release or with respect to the announcements described herein to reflect subsequent events or circumstances.

Non-GAAP Measures
(Unaudited)
(Dollars in Millions, Except per Share Data)

We prepare our financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”). We also periodically disclose certain financial measures in our quarterly earnings releases, on investor conference calls, and in investor presentations and similar events that may be considered “non-GAAP” financial measures. This additional information is not meant to be considered in isolation or as a substitute for our results of operations prepared and presented in accordance with GAAP.

In this earnings release, we disclose the following non-GAAP financial measures, and we reconcile these measures in the tables below to the most directly comparable GAAP financial measures: adjusted diluted earnings per share, adjusted income from operations, adjusted operating margin, adjusted net sales, net debt, EBITDA, adjusted EBITDA, proforma EBITDA, proforma adjusted EBITDA, normalized adjusted EBITDA, adjusted EBITDA margin, adjusted net income attributable to Regal Rexnord, adjusted cash flows from operations, free cash flow, free cash flow as a percentage of adjusted net income attributable to Regal Rexnord (or free cash flow conversion), adjusted income before taxes, adjusted provision for income taxes and adjusted effective tax rate. We believe that these non-GAAP financial measures are useful measures for providing investors with additional information regarding our results of operations and for helping investors understand and compare our operating results across accounting periods and compared to our peers. Our management primarily uses adjusted income from operations and adjusted operating margin to help us manage and evaluate our business and make operating decisions, while the other non-GAAP measures disclosed are primarily used to help us evaluate our business and forecast our future results. Accordingly, we believe disclosing and reconciling each of these measures helps investors evaluate our business in the same manner as management.

In addition to these non-GAAP measures, we use the term “organic sales growth” and "pro forma organic sales growth" to refer to the increase in our sales between periods that is attributable to organic sales. “Organic sales” refers to GAAP sales from existing operations excluding any sales from acquired businesses recorded prior to the first anniversary of the acquisition and excluding any sales from business divested/to be exited recorded prior to the first anniversary of the exit and excluding the impact of foreign currency translation. “Proforma organic sales” refers to "organic sales" giving effect to the acquisition of Altra. The impact of foreign currency translation is determined by translating the respective period’s organic sales using the currency exchange rates that were in effect during the prior year periods.

The assumptions and related pro forma adjustments in the selected financial information presented within this release are consistent with those presented in the Company's Current Reports on Form 8-K filed on June 5, 2023 and September 8, 2023 giving effect to the acquisition of Altra and related transactions and are inclusive of the measurement period adjustments included in the Company's Quarterly Report on Form 10-Q to be filed on November 3, 2023.

CONDENSED CONSOLIDATED STATEMENTS OF INCOME
Unaudited
(Dollars in Millions, Except per Share Data)

	Three Months Ended		Nine Months Ended
	Sep 30, 2023	Sep 30, 2022	Sep 30, 2023	Sep 30, 2022
Net Sales	$1,649.8	$1,325.3	$4,642.5	$3,973.2
Cost of Sales	1,107.6	917.6	3,138.4	2,710.1
Gross Profit	542.2	407.7	1,504.1	1,263.1
Operating Expenses	388.9	233.8	1,127.9	724.4
Goodwill Impairment	57.3	—	57.3	—
Asset Impairments	3.7	—	6.1	—
Loss on Assets Held for Sale	112.7	—	112.7	—
Total Operating Expenses	562.6	233.8	1,304.0	724.4
(Loss) Income from Operations	(20.4)	173.9	200.1	538.7
Interest Expense	111.5	21.4	323.3	43.8
Interest Income	(3.5)	(1.3)	(40.5)	(3.2)
Other Income, Net	(2.5)	(1.3)	(6.7)	(4.1)
(Loss) Income before Taxes	(125.9)	155.1	(76.0)	502.2
Provision for Income Taxes	12.7	33.2	34.9	110.0
Net (Loss) Income	(138.6)	121.9	(110.9)	392.2
Less: Net Income Attributable to Noncontrolling Interests	0.9	2.1	2.4	4.8
Net (Loss) Income Attributable to Regal Rexnord Corporation	$(139.5)	$119.8	$(113.3)	$387.4
(Loss) Earnings Per Share Attributable to Regal Rexnord Corporation:
Basic	$(2.10)	$1.81	$(1.71)	$5.80
Assuming Dilution	$(2.10)	$1.80	$(1.71)	$5.76
Cash Dividends Declared Per Share	$0.35	$0.35	$1.05	$1.03
Weighted Average Number of Shares Outstanding:
Basic	66.3	66.3	66.3	66.8
Assuming Dilution	66.3	66.7	66.3	67.2

CONDENSED CONSOLIDATED BALANCE SHEETS
Unaudited
(Dollars in Millions)
	Sep 30, 2023	Dec 31, 2022
ASSETS
Current Assets:
Cash and Cash Equivalents	$540.6	$688.5
Trade Receivables, Less Allowances of $36.9 million in 2023 and $30.9 million in 2022	918.7	797.4
Inventories	1,302.8	1,336.9
Prepaid Expenses and Other Current Assets	224.0	167.9
Assets Held for Sale	385.9	9.8
Total Current Assets	3,372.0	3,000.5

Net Property, Plant, Equipment and Noncurrent Assets	11,917.7	7,268.4
Noncurrent Assets Held for Sale	75.3	—
Total Assets	$15,365.0	$10,268.9

LIABILITIES AND EQUITY
Current Liabilities:
Accounts Payable	$588.0	$497.7
Other Accrued Expenses	608.2	470.7
Current Maturities of Debt	3.7	33.8
Liabilities Held for Sale	105.5	—
Total Current Liabilities	1,305.4	1,002.2

Long-Term Debt	6,493.9	1,989.7
Other Noncurrent Liabilities	1,344.4	854.4
Noncurrent Liabilities Held for Sale	25.0	—
Equity:
Total Regal Rexnord Corporation Shareholders' Equity	6,169.2	6,388.2
Noncontrolling Interests	27.1	34.4
Total Equity	6,196.3	6,422.6
Total Liabilities and Equity	$15,365.0	$10,268.9

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOW
Unaudited
(Dollars in Millions)
	Three Months Ended		Nine Months Ended
	Sep 30, 2023	Sep 30, 2022	Sep 30, 2023	Sep 30, 2022
CASH FLOWS FROM OPERATING ACTIVITIES:
Net (Loss) Income	$(138.6)	$121.9	$(110.9)	$392.2
Adjustments to Reconcile Net (Loss) Income and Changes in Assets and Liabilities (Net of Acquisitions and Divestitures) to Net Cash Provided by Operating Activities:
Depreciation and Amortization	140.9	74.1	354.4	230.4
Goodwill Impairment	57.3	—	57.3	—
Asset Impairments	3.7	—	6.1	—
Loss on Assets Held for Sale	112.7	—	112.7	—
Noncash Lease Expense	11.9	8.0	31.6	24.3
Share-Based Compensation Expense	12.9	5.8	49.1	17.0
Financing Fee Expense	2.9	0.4	29.8	1.8
Benefit from Deferred Income Taxes	(35.2)	(19.6)	(89.4)	(60.6)
Other Non-Cash Changes	2.3	2.5	5.6	0.8
Change in Operating Assets and Liabilities	15.9	(60.0)	67.7	(367.9)
Net Cash Provided by Operating Activities	186.7	133.1	514.0	238.0
CASH FLOWS FROM INVESTING ACTIVITIES:
Additions to Property, Plant and Equipment	(25.2)	(22.0)	(88.7)	(54.6)
Proceeds Received from Sales of Property, Plant and Equipment	0.2	—	6.3	5.5
Business Acquisitions, Net of Cash Acquired	—	—	(4,870.2)	(35.0)
Net Cash Used in Investing Activities	(25.0)	(22.0)	(4,952.6)	(84.1)
CASH FLOWS FROM FINANCING ACTIVITIES:
Net (Repayments) Borrowings Under Revolving Credit Facility	(98.5)	40.0	(412.5)	(136.7)
Net Borrowings (Repayments) of Short-Term Borrowings	0.2	—	(3.5)	(2.0)
Proceeds from Long-Term Borrowings	—	—	5,532.9	1,536.8
Repayments of Long-Term Borrowings	(88.2)	(7.5)	(624.7)	(1,115.9)
Dividends Paid to Shareholders	(23.2)	(23.6)	(69.6)	(67.9)
Proceeds from the Exercise of Stock Options	1.6	1.4	3.1	4.8
Repurchase of Common Stock	—	(55.2)	—	(239.2)
Shares Surrendered for Taxes	(2.3)	(0.5)	(11.5)	(8.6)
Financing Fees Paid	—	—	(51.1)	(6.5)
Distributions to Noncontrolling Interest	—	(6.2)	(8.4)	(6.2)
Net Cash (Used In) Provided by Financing Activities	(210.4)	(51.6)	4,354.7	(41.4)
EFFECT OF EXCHANGE RATES ON CASH AND CASH EQUIVALENTS	(12.1)	(38.4)	(5.8)	(61.7)
Net (Decrease) Increase in Cash and Cash Equivalents	(60.8)	21.1	(89.7)	50.8
Cash and Cash Equivalents at Beginning of Period	659.6	702.5	688.5	672.8
Cash and Cash Equivalents at End of Period (a)	$598.8	$723.6	$598.8	$723.6

(a) This amount includes $58.2 Million cash and cash equivalents included in Assets Held for Sale.

SEGMENT INFORMATION
Unaudited
(Dollars in Millions)
	Three Months Ended
	Industrial Powertrain Solutions		Power Efficiency Solutions		Automation & Motion Control		Industrial Systems		Total Regal Rexnord
	Sep 30, 2023	Sep 30, 2022	Sep 30, 2023	Sep 30, 2022	Sep 30, 2023	Sep 30, 2022	Sep 30, 2023	Sep 30, 2022	Sep 30, 2023	Sep 30, 2022
Net Sales	$640.7	$415.6	$461.3	$569.1	$419.8	$192.6	$128.0	$148.0	$1,649.8	$1,325.3
Adjusted Net Sales	$640.7	$415.6	$461.3	$569.1	$419.8	$192.6	$128.0	$148.0	$1,649.8	$1,325.3

GAAP Operating Margin	6.1%	17.3%	14.1%	12.5%	10.3%	10.0%	(131.2)%	8.0%	(1.2)%	13.1%
Adjusted Operating Margin*	9.3%	18.0%	16.3%	14.0%	12.0%	14.3%	4.2%	9.5%	11.5%	14.8%
Adjusted EBITDA Margin %	21.7%	28.6%	19.7%	16.6%	24.0%	24.1%	7.2%	11.9%	20.6%	20.9%

Components of Net Sales:
Organic Sales Growth	(6.2)%	1.8%	(19.1)%	8.2%	5.5%	8.5%	(13.2)%	16.2%	(10.8)%	8.2%
Acquisitions	59.1%	148.8%	—%	—%	112.5%	239.3%	—%	—%	34.9%	42.8%
Foreign Currency Impact	1.3%	(3.7)%	0.1%	(2.3)%	—%	2.4%	(0.3)%	(4.2)%	0.4%	(2.5)%

SEGMENT INFORMATION
Unaudited
(Dollars in Millions)
	Nine Months Ended
	Industrial Powertrain Solutions		Power Efficiency Solutions		Automation & Motion Control		Industrial Systems		Total Regal Rexnord
	Sep 30, 2023	Sep 30, 2022	Sep 30, 2023	Sep 30, 2022	Sep 30, 2023	Sep 30, 2022	Sep 30, 2023	Sep 30, 2022	Sep 30, 2023	Sep 30, 2022
Net Sales	$1,753.8	$1,254.0	$1,390.9	$1,731.7	$1,096.1	$571.0	$401.7	$416.5	$4,642.5	$3,973.2
Adjusted Net Sales	$1,753.8	$1,254.0	$1,390.9	$1,731.7	$1,096.1	$571.0	$401.7	$416.5	$4,642.5	$3,973.2

GAAP Operating Margin	6.0%	14.9%	12.2%	15.1%	7.9%	9.4%	(40.4)%	8.7%	4.3%	13.6%
Adjusted Operating Margin	11.9%	16.5%	14.1%	15.7%	12.5%	12.3%	4.0%	9.3%	12.0%	14.8%
Adjusted EBITDA Margin %	24.2%	27.3%	17.3%	18.2%	24.3%	22.9%	7.0%	12.1%	20.7%	21.1%

Components of Net Sales:
Organic Sales Growth	(2.1)%	4.2%	(19.1)%	14.0%	8.0%	12.0%	(1.8)%	11.8%	(8.0)%	11.6%
Acquisitions	42.2%	144.3%	—%	—%	84.7%	238.8%	—%	—%	25.5%	43.3%
Foreign Currency Impact	(0.3)%	(1.8)%	(0.6)%	(1.6)%	(0.7)%	(1.6)%	(1.8)%	(2.7)%	(0.6)%	(1.8)%

ADJUSTED DILUTED EARNINGS PER SHARE	Three Months Ended		Nine Months Ended
	Sep 30, 2023	Sep 30, 2022	Sep 30, 2023	Sep 30, 2022
GAAP (Loss) Earnings Per Share	$(2.10)	$1.80	$(1.71)	$5.76
Intangible Amortization	0.99	0.51	2.53	1.56
Restructuring and Related Costs (a)	0.21	0.29	0.46	0.47
Share-Based Compensation Expense (b)	0.15	0.08	0.64	0.22
Inventory Step Up	0.10	(0.04)	0.60	0.06
Impairments and Exit Related Costs	0.04	—	0.07	—
Loss on Assets Held for Sale and Gain on Sale of Assets	1.69	—	1.69	(0.04)
Goodwill Impairment	0.86	—	0.86	—
Transaction and Related Costs (c)	0.13	—	1.60	0.05
Discrete Tax Items	0.03	0.02	0.13	0.02
Adjusted Diluted Earnings Per Share	$2.10	$2.66	$6.87	$8.10

(a)	Relates to costs associated with actions taken for employee reductions, facility consolidations and site closures, product line exits and other asset charges. Includes $7.5 Million of accelerated depreciation for the three and nine months ended September 2023.
(b)	Includes the impact related to the accelerated vesting of awards for certain former Altra employees in the first quarter 2023.
(c)	For 2023, primarily relates to (1) legal, professional service, severance, certain other employee compensation and financing costs and incremental net interest expense on new debt associated with the Altra Transaction and (2) legal and professional service costs associated with the strategic review of the Industrial Systems operating segment. For 2022, primarily relates to legal and professional service costs associated with the merger with the Rexnord PMC business and acquisition of the Arrowhead business.

2023 ADJUSTED ANNUAL GUIDANCE	Minimum	Maximum
2023 GAAP Diluted EPS Annual Guidance	$(1.07)	$(0.87)
Intangible Amortization	3.55	3.55
Restructuring and Related Costs (a)	0.78	0.78
Share-Based Compensation Expense (b)	0.80	0.80
Inventory Step Up	0.60	0.60
Impairments and Exit Related Costs	0.07	0.07
Loss on Assets Held for Sale and Gain on Sale of Assets	1.69	1.69
Goodwill Impairment	0.86	0.86
Transaction and Related Costs (c)	1.64	1.64
Discrete Tax Items	0.13	0.13
2023 Adjusted Diluted EPS Annual Guidance	$9.05	$9.25

(a)	Relates to costs associated with actions taken for employee reductions, facility consolidations and site closures, product line exits and other asset charges. Includes the impact of accelerated depreciation.
(b)	Includes the impact related to the accelerated vesting of awards for certain former Altra employees in the first quarter 2023.
(c)	Primarily relates to (1) legal, professional service, severance, certain other employee compensation and financing costs and incremental net interest expense on new debt associated with the Altra Transaction and (2) legal and professional service costs associated with the strategic review of the Industrial Systems operating segment.

	Three Months Ended
ADJUSTED EBITDA	Industrial Powertrain Solutions		Power Efficiency Solutions		Automation & Motion Control		Industrial Systems		Total Regal Rexnord
(Dollars in Millions)	Sep 30, 2023	Sep 30, 2022	Sep 30, 2023	Sep 30, 2022	Sep 30, 2023	Sep 30, 2022	Sep 30, 2023	Sep 30, 2022	Sep 30, 2023	Sep 30, 2022
GAAP Income (Loss) from Operations	$39.4	$71.9	$65.0	$70.9	$43.1	$19.3	$(167.9)	$11.8	$(20.4)	$173.9
Restructuring and Related Costs (a)	6.7	6.4	8.7	8.8	2.5	8.3	(0.1)	2.2	17.8	25.7
Inventory Step Up	7.1	(3.5)	—	—	1.7	—	—	—	8.8	(3.5)
Impairments and Exit Related Costs	1.3	—	1.5	—	0.5	—	0.4	—	3.7	—
Loss on Assets Held for Sale	—	—	—	—	—	—	112.7	—	112.7	—
Goodwill Impairment	—	—	—	—	—	—	57.3	—	57.3	—
Transaction and Related Costs (b)	4.8	—	—	—	2.7	—	3.0	—	10.5	—
Adjusted Income from Operations*	$59.3	$74.8	$75.2	$79.7	$50.5	$27.6	$5.4	$14.0	$190.4	$196.1

Amortization	$50.5	$30.0	$2.1	$2.1	$34.2	$13.3	$0.2	$0.2	$87.0	$45.6
Depreciation	21.8	11.6	9.8	9.5	11.9	4.5	2.9	2.9	46.4	28.5
Share-Based Compensation Expense	6.4	2.2	2.9	2.4	3.1	0.8	0.5	0.4	12.9	5.8
Other Income, Net	0.9	0.4	0.7	0.6	0.7	0.2	0.2	0.1	2.5	1.3
Adjusted EBITDA	$138.9	$119.0	$90.7	$94.3	$100.4	$46.4	$9.2	$17.6	$339.2	$277.3

GAAP Operating Margin %	6.1%	17.3%	14.1%	12.5%	10.3%	10.0%	(131.2)%	8.0%	(1.2)%	13.1%
Adjusted Operating Margin %	9.3%	18.0%	16.3%	14.0%	12.0%	14.3%	4.2%	9.5%	11.5%	14.8%
Adjusted EBITDA Margin %	21.7%	28.6%	19.7%	16.6%	24.0%	24.1%	7.2%	11.9%	20.6%	20.9%

(a)	Relates to costs associated with actions taken for employee reductions, facility consolidations and site closures, product line exits and other asset charges. Includes $7.5 Million of accelerated depreciation in 2023.
(b)	Primarily relates to (1) legal, professional service, and certain other employee compensation costs associated with the Altra Transaction and (2) legal and professional service costs associated with the strategic review of the Industrial Systems operating segment.

	Nine Months Ended
ADJUSTED EBITDA	Industrial Powertrain Solutions		Power Efficiency Solutions		Automation & Motion Control		Industrial Systems		Total Regal Rexnord
(Dollars in Millions)	Sep 30, 2023	Sep 30, 2022	Sep 30, 2023	Sep 30, 2022	Sep 30, 2023	Sep 30, 2022	Sep 30, 2023	Sep 30, 2022	Sep 30, 2023	Sep 30, 2022
GAAP Income (Loss) from Operations	$105.5	$187.0	$170.2	$261.3	$86.5	$53.8	$(162.1)	$36.6	$200.1	$538.7
Restructuring and Related Costs (a)	10.1	16.2	24.1	10.1	5.0	12.8	0.8	2.5	40.0	41.6
Inventory Step Up	38.7	3.0	—	—	14.2	2.5	—	—	52.9	5.5
Impairments and Exit Related Costs	1.6	—	1.5	—	2.6	—	0.4	—	6.1	—
Loss on Assets Held for Sale and Gain on Sale of Assets	—	(2.6)	—	(0.7)	(0.6)	—	112.7	—	112.1	(3.3)
Goodwill Impairment	—	—	—	—	—	—	57.3	—	57.3	—
Transaction and Related Costs (b)	53.3	2.9	—	—	29.2	1.4	6.9	—	89.4	4.3
Adjusted Income from Operations	$209.2	$206.5	$195.8	$270.7	$136.9	$70.5	$16.0	$39.1	$557.9	$586.8

Amortization	$132.0	$90.8	$6.3	$6.4	$83.8	$41.6	$0.6	$0.6	$222.7	$139.4
Depreciation	56.3	37.5	29.1	29.1	29.6	14.8	9.2	9.6	124.2	91.0
Share-Based Compensation Expense (c)	25.0	6.3	7.7	6.3	14.7	3.5	1.7	0.9	49.1	17.0
Other Income, Net	2.5	1.3	2.0	1.8	1.6	0.6	0.6	0.4	6.7	4.1
Adjusted EBITDA	$425.0	$342.4	$240.9	$314.3	$266.6	$131.0	$28.1	$50.6	$960.6	$838.3

GAAP Operating Margin %	6.0%	14.9%	12.2%	15.1%	7.9%	9.4%	(40.4)%	8.7%	4.3%	13.6%
Adjusted Operating Margin %	11.9%	16.5%	14.1%	15.7%	12.5%	12.3%	4.0%	9.3%	12.0%	14.8%
Adjusted EBITDA Margin %	24.2%	27.3%	17.3%	18.2%	24.3%	22.9%	7.0%	12.1%	20.7%	21.1%

(a)	Relates to costs associated with actions taken for employee reductions, facility consolidations and site closures, product line exits and other asset charges. Includes $7.5 Million of accelerated depreciation in 2023.
(b)	For 2023, primarily relates to (1) legal, professional service, and certain other employee compensation costs associated with the Altra Transaction and (2) legal and professional service costs associated with the strategic review of the Industrial Systems operating segment. For 2022, primarily relates to legal and professional service costs associated with the merger with the Rexnord PMC business and acquisition of the Arrowhead business.
(c)	Includes the impact related to the accelerated vesting of awards for certain former Altra employees in the first quarter 2023.

NET INCOME TO ADJUSTED EBITDA
Unaudited
(Dollars in Millions)

	Three Months Ended		Nine Months Ended
	Sep 30, 2023	Sep 30, 2022	Sep 30, 2023	Sep 30, 2022
Net (Loss) Income	$(138.6)	$121.9	$(110.9)	$392.2
Plus: Income Taxes	12.7	33.2	34.9	110.0
Plus: Interest Expense	111.5	21.4	323.3	43.8
Less: Interest Income	(3.5)	(1.3)	(40.5)	(3.2)
Plus: Depreciation	46.4	28.5	124.2	91.0
Plus: Amortization	87.0	45.6	222.7	139.4
EBITDA*	115.5	249.3	553.7	773.2
Plus: Restructuring and Related Costs (a)	17.8	25.7	40.0	41.6
Plus: Share-Based Compensation Expense (b)	12.9	5.8	49.1	17.0
Plus: Inventory Step Up	8.8	(3.5)	52.9	5.5
Plus: Impairments and Exit Related Costs	3.7	—	6.1	—
Plus: Loss on Assets Held for Sale and Gain on Sale of Assets	112.7	—	112.1	(3.3)
Plus: Goodwill Impairment	57.3	—	57.3	—
Plus: Transaction and Related Costs (c)	10.5	—	89.4	4.3
Adjusted EBITDA	$339.2	$277.3	$960.6	$838.3

(a)	Relates to costs associated with actions taken for employee reductions, facility consolidations and site closures, product line exits and other asset charges. Includes $7.5 Million of accelerated depreciation for the three and nine months ended September 2023.
(b)	Includes the impact related to the accelerated vesting of awards for certain former Altra employees in the first quarter 2023.
(c)	For 2023, primarily relates to (1) legal, professional service, and certain other employee compensation costs associated with the Altra Transaction and (2) legal and professional service costs associated with the strategic review of the Industrial Systems operating segment. For 2022, primarily relates to legal and professional service costs associated with the merger with the Rexnord PMC business and acquisition of the Arrowhead business.

DEBT TO EBITDA	Last Twelve Months
Sep 30, 2023
Proforma Net Loss (a)	$(98.6)
Plus: Income Taxes	25.4
Plus: Interest Expense	484.2
Less: Interest Income	(13.3)
Plus: Depreciation	187.5
Plus: Amortization	348.0
Proforma EBITDA*	$933.2
Plus: Restructuring and Related Costs (b)	60.5
Plus: Share-Based Compensation Expense (c)	61.4
Plus: Inventory Step Up	52.9
Plus: Impairments and Exit Related Costs	8.9
Plus: Loss on Assets Held for Sale and Gain on Sale of Assets	112.1
Plus: Goodwill Impairment	57.3
Plus: Transaction and Related Costs (d)	121.7
Proforma Adjusted EBITDA*	$1,408.0
Altra Synergies Expected to be Realized Within 24 Months	120.0
Normalized Adjusted EBITDA	$1,528.0

Current Maturities of Long-Term Debt	$3.7
Long-Term Debt	6,493.9
Total Gross Debt	$6,497.6
Cash (e)	(598.8)
Net Debt	$5,898.8

Gross Debt/Normalized Adjusted EBITDA	4.25

Net Debt/Normalized Adjusted EBITDA	3.86

(a)	Includes Altra results.
(b)	Relates to costs associated with actions taken for employee reductions, facility consolidations and site closures, product line exits and other asset charges. Includes $7.5 Million of accelerated depreciation in 2023.
(c)	Includes the impact related to the accelerated vesting of awards for certain former Altra employees in the first quarter 2023.
(d)	For 2023, primarily relates to (1) legal, professional service, and certain other employee compensation costs associated with the Altra Transaction and (2) legal and professional service costs associated with the strategic review of the Industrial Systems operating segment. For 2022, primarily relates to legal and professional service costs associated with the merger with the Rexnord PMC business and acquisition of the Arrowhead business.
(e)	This amount includes $58.2 Million cash and cash equivalents included in Assets Held for Sale.

FREE CASH FLOW	Three Months Ended		Nine Months Ended
	Sep 30, 2023	Sep 30, 2022	Sep 30, 2023	Sep 30, 2022
Net Cash Provided by Operating Activities	$186.7	$133.1	$514.0	$238.0
Payments for Certain Acquisition Costs (Net of Tax of $11.4 Million) (a)	—	—	86.9	—
Adjusted Cash Flows from Operations*	186.7	133.1	600.9	238.0
Additions to Property Plant and Equipment	(25.2)	(22.0)	(88.7)	(54.6)
Free Cash Flow	$161.5	$111.1	$512.2	$183.4

GAAP Net (Loss) Income Attributable to Regal Rexnord Corporation	$(139.5)	$119.8	$(113.3)	$387.4
Certain Acquisition Costs (Net of Tax of $5.9 Million) (b)	—	—	32.3	—
Write-Off of Bridge Facility Costs (Net of Tax of $4.1 Million)	—	—	13.0	—
Loss on Assets Held for Sale (Zero Tax Impact)	112.7	—	112.7	—
Impairments (Net of Tax of $0.9 Million and $1.5 Million, respectively)	60.1	—	61.9	—
Adjusted Net Income Attributable to Regal Rexnord Corporation*	$33.3	$119.8	$106.6	$387.4

Free Cash Flow as a Percentage of Adjusted Net Income Attributable to Regal Rexnord Corporation*	485.0%	92.7%	480.5%	47.3%

(a)	Reflects the payment of Regal Rexnord's and Altra's advisor success fees.
(b)	Reflects the charge related to Regal Rexnord's advisor success fees.

ADJUSTED EFFECTIVE TAX RATE	Three Months Ended		Nine Months Ended
	Sep 30, 2023	Sep 30, 2022	Sep 30, 2023	Sep 30, 2022

(Loss) Income before Taxes	$(125.9)	$155.1	$(76.0)	$502.2
Provision for Income Taxes	12.7	33.2	34.9	110.0
Effective Tax Rate	(10.1)%	21.4%	(45.9)%	21.9%

(Loss) Income before Taxes	$(125.9)	$155.1	$(76.0)	$502.2
Intangible Amortization	87.0	45.6	222.7	139.4
Restructuring and Related Costs (a)	17.8	25.7	40.0	41.6
Share-Based Compensation Expense (b)	12.9	5.8	49.1	17.0
Inventory Step Up	8.8	(3.5)	52.9	5.5
Impairments and Exit Related Costs	3.7	—	6.1	—
Loss on Assets Held for Sale and Gain on Sale of Assets	112.7	—	112.1	(3.3)
Goodwill Impairment	57.3	—	57.3	—
Transaction and Related Costs (c)	10.5	—	128.7	4.3
Adjusted Income before Taxes*	$184.8	$228.7	$592.9	$706.7

Provision for Income Taxes	$12.7	$33.2	$34.9	$110.0
Tax Effect of Intangible Amortization	21.1	11.2	54.1	34.2
Tax Effect from Restructuring and Related Costs	3.8	6.3	9.7	10.3
Tax Effect of Share-Based Compensation Expense	2.6	0.8	6.3	2.3
Tax Effect of Inventory Step Up	2.1	(0.8)	12.7	1.3
Tax Effect from Impairments and Exit Related Costs	0.9	—	1.5	—
Tax Effect of Loss on Assets Held for Sale and Gain on Sale of Assets	—	—	(0.1)	(0.8)
Tax Effect of Transaction and Related Costs	2.0	—	21.8	1.0
Discrete Tax Items	(1.4)	(1.4)	(8.2)	(1.4)
Adjusted Provision for Income Taxes*	$43.8	$49.3	$132.7	$156.9

Adjusted Effective Tax Rate*	23.7%	21.6%	22.4%	22.2%

(a)	Relates to costs associated with actions taken for employee reductions, facility consolidations and site closures, product line exits and other asset charges. Includes $7.5 Million of accelerated depreciation for the three and nine months ended September 2023.
(b)	Includes the impact related to the accelerated vesting of awards for certain former Altra employees in the first quarter 2023.
(c)	For 2023, primarily relates to (1) legal, professional service, severance, certain other employee compensation and financing costs and incremental net interest expense on new debt associated with the Altra Transaction and (2) legal and professional service costs associated with the strategic review of the Industrial Systems operating segment. For 2022, primarily relates to legal and professional service costs associated with the merger with the Rexnord PMC business and acquisition of the Arrowhead business.

ORGANIC SALES GROWTH	Three Months Ended
	September 30, 2023
	Industrial Powertrain Solutions	Power Efficiency Solutions	Automation & Motion Control	Industrial Systems	Total Regal Rexnord
Net Sales Three Months Ended Sep 30, 2023	$640.7	$461.3	$419.8	$128.0	$1,649.8
Net Sales from Businesses Acquired	(245.5)	—	(216.6)	—	(462.1)
Impact from Foreign Currency Exchange Rates	(5.5)	(0.7)	—	0.5	(5.7)
Organic Sales Three Months Ended Sep 30, 2023	$389.7	$460.6	$203.2	$128.5	$1,182.0

Net Sales Three Months Ended Sep 30, 2022	$415.6	$569.1	$192.6	$148.0	$1,325.3
Adjusted Net Sales Three Months Ended Sep 30, 2022	$415.6	$569.1	$192.6	$148.0	$1,325.3

Three Months Ended Sep 30, 2023 Organic Sales Growth %	(6.2)%	(19.1)%	5.5%	(13.2)%	(10.8)%
Three Months Ended Sep 30, 2023 Net Sales Growth %	54.2%	(18.9)%	118.0%	(13.5)%	24.5%

ORGANIC SALES GROWTH	Nine Months Ended
	September 30, 2023
	Industrial Powertrain Solutions	Power Efficiency Solutions	Automation & Motion Control	Industrial Systems	Total Regal Rexnord
Net Sales Nine Months Ended Sep 30, 2023	$1,753.8	$1,390.9	$1,096.1	$401.7	$4,642.5
Net Sales from Businesses Acquired	(529.6)	—	(483.9)	—	(1,013.5)
Impact from Foreign Currency Exchange Rates	3.4	10.2	4.2	7.4	25.2
Organic Sales Nine Months Ended Sep 30, 2023	$1,227.6	$1,401.1	$616.4	$409.1	$3,654.2

Net Sales Nine Months Ended Sep 30, 2022	$1,254.0	$1,731.7	$571.0	$416.5	$3,973.2
Adjusted Net Sales Nine Months Ended Sep 30, 2022	$1,254.0	$1,731.7	$571.0	$416.5	$3,973.2

Nine Months Ended Sep 30, 2023 Organic Sales Growth %	(2.1)%	(19.1)%	8.0%	(1.8)%	(8.0)%
Nine Months Ended Sep 30, 2023 Net Sales Growth %	39.9%	(19.7)%	92.0%	(3.6)%	16.8%

PRO FORMA ORGANIC SALES GROWTH (INCLUDING ALTRA)	Three Months Ended
	September 30, 2023
	Industrial Powertrain Solutions		Power Efficiency Solutions	Automation & Motion Control		Industrial Systems	Total Regal Rexnord
Net Sales Three Months Ended Sep 30, 2023	$640.7		$461.3	$419.8		$128.0	$1,649.8
Impact from Foreign Currency Exchange Rates	(11.1)		(0.7)	0.4		0.4	(11.0)
Pro Forma Organic Sales Three Months Ended Sep 30, 2023	$629.6		$460.6	$420.2		$128.4	$1,638.8

Net Sales Three Months Ended Sep 30, 2022	$415.6		$569.1	$192.6		$148.0	$1,325.3
Net Sales from Businesses Acquired	238.1		—	228.2		—	466.3
Pro Forma Adjusted Net Sales Three Months Ended Sep 30, 2022	$653.7		$569.1	$420.8		$148.0	$1,791.6

Three Months Ended Sep 30, 2023 Pro Forma Organic Sales Growth %	(3.7)%	(a)	(19.1)%	(0.1)%	(a)	(13.2)%	(8.5)%	(a)
Three Months Ended Sep 30, 2023 Pro Forma Net Sales Growth %	(2.0)%	(b)	(18.9)%	(0.2)%	(b)	(13.5)%	(7.9)%	(b)

(a)	Amounts adjusted to reflect pro forma organic sales growth.
(b)	Amounts adjusted to reflect pro forma net sales growth.

PRO FORMA ORGANIC SALES GROWTH (INCLUDING ALTRA)	Nine Months Ended
	September 30, 2023
	Industrial Powertrain Solutions		Power Efficiency Solutions	Automation & Motion Control		Industrial Systems	Total Regal Rexnord
Net Sales Nine Months Ended Sep 30, 2023	$1,753.8		$1,390.9	$1,096.1		$401.7	$4,642.5
Net Sales from Businesses Acquired	234.4		—	216.7		—	451.1
Impact from Foreign Currency Exchange Rates	4.1		10.2	14.9		7.3	36.5
Pro Forma Organic Sales Nine Months Ended Sep 30, 2023	$1,992.3		$1,401.1	$1,327.7		$409.0	$5,130.1

Net Sales Nine Months Ended Sep 30, 2022	$1,254.0		$1,731.7	$571.0		$416.5	$3,973.2
Net Sales from Businesses Acquired (a)	742.9		—	691.8		—	1,434.7
Pro Forma Adjusted Net Sales Nine Months Ended Sep 30, 2022	$1,996.9		$1,731.7	$1,262.8		$416.5	$5,407.9

Nine Months Ended Sep 30, 2023 Pro Forma Organic Sales Growth	(0.2)%	(b)	(19.1)%	5.1%	(b)	(1.8)%	(5.1)%	(b)
Nine Months Ended Sep 30, 2023 Pro Forma Net Sales Growth %	(12.2)%	(c)	(19.7)%	(13.2)%	(c)	(3.6)%	(14.2)%	(c)

(a)	Excludes the revenues from Altra's Jacobs Vehicle Systems business, which was sold in April 2022.
(b)	Amounts adjusted to reflect pro forma organic sales growth.
(c)	Amounts adjusted to reflect pro forma net sales growth.

PRO FORMA NET INCOME TO ADJUSTED EBITDA
Unaudited
(Dollars in Millions)

Three Months Ended
Sep 30, 2022
Pro Forma Net Sales	$1,791.6
Pro Forma Adjusted Net Sales	$1,791.6

Pro Forma Net Income	$71.6
Plus: Income Taxes	22.4
Plus: Interest Expense	106.6
Less: Interest Income	(1.3)
Plus: Depreciation	45.1
Plus: Amortization	86.4
Pro Forma EBITDA	330.8
Plus: Restructuring and Related Costs	29.6
Plus: Share-Based Compensation Expense	9.7
Less: Inventory Step Up	(3.5)
Plus: Impairments and Exit Related Costs	3.0
Plus: Transaction and Related Costs	0.9
Pro Forma Adjusted EBITDA	$370.5

Pro Forma Adjusted EBITDA Margin %	20.7%